Exhibit 10.41

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
SUPPLEMENTAL AGREEMENT NO. 4
to
Purchase Agreement No. 3219
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC. Relating
to Boeing Model 787 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 4 (SA-4) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
[****] the [****] of four (4) Boeing Model [****] aircraft ([****] Aircraft) in lieu of four (4) Boeing Model [****] aircraft. Boeing is [****] to provide the [****] Aircraft for delivery to Customer in [****] 2015, [****] 2016, [****] 2016, and [****] 2016. [****];
Customer and Boeing have previously executed documents amending the Purchase Agreement to reflect Customer’s acceptance of [****] (Package A), [****] (Package B), [****] (Package C), [****] (Package D), [****] (Package E), [****] (Package F) and [****] (Package G) (Customer’s acceptance of [****] reflected in Package A, Package B, Package C, Package D, Package E, Package F and Package G mutually agreed to comprise Customer [****] Changes) for [****] aircraft (Customer [****] Aircraft). [****] changes to any [****] Aircraft will be undertaken in the ordinary course of business with Boeing by Customer. With respect to such Customer [****] Changes, Customer and Boeing now agree to replace the existing Exhibit A2 with a revised Exhibit A2 [****] aircraft.

PA 3219	SA-4	Page 1

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set for the below and otherwise agree as follows:
1. Table of Contents.
Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this SA-4 into the Purchase Agreement.
2. Tables.
2.1 Table 1(R2) entitled “787-9 Aircraft Delivery, Description, Price and Advance Payments” is revised by this SA-4, to recognize that with the execution of this SA-4 the following will occur: i) the deletion of four (4) [****] Aircraft ([****] 2015, [****] 2016, and [****] ([****]) [****] 2016) due to [****] of the [****] Aircraft into [****] Aircraft; and ii) the [****] ([****]) [****] ([****] 2016 to [****] 2016, and [****] 2016 to [****] 2016).
2.2 Table 3 entitled “787-8 Aircraft Delivery, Description, Price and Advance Payments – Four (4) [****] Aircraft” is added to set forth the [****] 787-8 Aircraft.
2.3 Each reference in the Purchase Agreement, and the exhibits, supplemental exhibits and letter agreement thereto, to “Aircraft” shall be deemed to include the [****] Aircraft. Additionally, references in the Purchase Agreement, and the exhibits, supplemental exhibits and letter agreement thereto, to Table 1R2 and/or Table 2 are deemed, unless the context suggests otherwise, to refer to Table 3 as well.
3. Supplemental Exhibits.
Supplemental Exhibit EE2 entitled “[****]” is added to set forth [****] that is applicable to the [****] Aircraft.
4. Exhibits.
Exhibit A2 is replaced in its entirety with Exhibit A2R1 which references this SA-4 to [****] the Customer [****] Changes for each Customer [****] Aircraft.

PA 3219	SA-4	Page 2

5. [****].
In accordance with Section [****] of Letter Agreement 6-1162-TRW-0664R1, Aircraft Purchase Rights and Substitution Rights, Boeing shall promptly [****] to Customer the [****] of [****] (as defined in the Letter Agreement) [****] by Customer [****] with respect to the [****].
6. Effect on Purchase Agreement.
Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.
The Engine Price reflected in Table 3, [****] applicable to each 787-8 Aircraft, is [****] upon the [****] in [****] (including, but not limited to, the [****]). In executing SA-4, each of the parties [****].
The rest of this page is intentionally left blank.

PA 3219	SA-4	Page 3

AGREED AND ACCEPTED

6/9/2014
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ THE BOEING COMPANY	/s/ AMERICAN AIRLINES, INC.
Signature	Signature

Printed name	Printed Name

Attorney-In-Fact	Vice President – Fleet Planning
Title	Title

PA 3219	SA-4	Page 4

TABLE OF CONTENTS

SA Number
ARTICLES
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2
1(R2).	787-923 Aircraft Information Table – GENX	SA-3
2.	787-8 Aircraft Information Table – GENX	SA-3
3	787-8 Aircraft Information Table – GENX (4 Aircraft)	SA-4

EXHIBIT
A(R1).	Aircraft Configuration for [****] Aircraft	SA-3
A2(R1)	Aircraft Configuration for [****] Aircraft	SA-4
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-923	SA-3
BFE2.	Buyer Furnished Equipment Variables-787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1.~~	[****]	SA-2
EE2	[****]
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
3219-01	[****]

P.A. No. 3219	SA-4 Table of Contents, Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

SA NUMBER
LETTER AGREEMENTS, CONTINUED
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
3219-08R2	Open Configuration Matters	SA-3
~~6-1162-AKP-071R1~~	~~Purchase Obligations~~
Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****]
Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****]	~~SA-2~~
	Withdrawn	SA-3
~~6-1162-CLO-1032R1~~	[****]	SA-3
Terminated
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	[****]
	Withdrawn	SA-3
6-1162-CLO-1047R1	[****]	SA-3
~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2
6-1162-CLO-1049R1	CS1 Matters	SA-3
6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-3
	Attachment A(R1) – MADP Exercise Dates	SA-3
	Attachment B(R1) – QADP Exercise Dates	SA-3
	Attachment C(R1) – MADP & QADP Rights	SA-3
Aircraft
~~6-1162-TRW-0665~~	[****]	SA-3
~~6-1162-TRW-0666~~	[****]	SA-3

P.A. No. 3219	SA-4 Table of Contents, Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

SA NUMBER
LETTER AGREEMENTS, CONTINUED
6-1162-TRW-0667R1	[****]
6-1162-TRW-0668R1	[****]	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787
	Aircraft	SA-3
~~6-1162-TRW-0671~~	[****]	SA-3
Withdrawn
SA-3
6-1162-TRW-0672R1	[****]	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R2	Business Considerations	SA-3
AAL-PA-3219-LA-08836	[****]	SA-3
AAL-PA-3219-LA-08837	[****]	SA-3
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3

P.A. No. 3219	SA-4 Table of Contents, Page 3
BOEING PROPRIETARY

Table 3 To
Purchase Agreement No. PA-03219
787-8 Aircraft Delivery, Description, Price and Advance Payments—Four (4) [****] Aircraft

Airframe Model/MTOW:	787-8	502500 pounds	Detail Specification:	[****]

Engine Model/Thrust:	GENX-1B70	69800 pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]

Airframe Price:		[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]

Optional Features:		[****]

Sub-Total of Airframe and Features:		[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[****]	Base Year Index (ECI):		[****]

Aircraft Basic Price (Excluding BFE/SPE):		[****]	Base Year Index (CPI):		[****]

Buyer Furnished Equipment (BFE) Estimate:		[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Ente		[****]	Base Year Index (ECI):		[****]
			Base Year Index (CPI):		[****]

Deposit per Aircraft:		[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]- 2015	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]- 2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]- 2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]- 2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total: 4

AAL-PA-03219 69079-1F.TXT	Boeing Proprietary SA-4, Table 3, Page 1

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit A2(R1) to Purchase Agreement Number 3219

P.A. No. 3219	SA-4	Page 1 of Exhibit A2(R1)

Exhibit A2(R1) to Purchase Agreement Number 3219
AIRCRAFT CONFIGURATION
relating to
BOEING MODEL 787-8 AIRCRAFT
1. [****]
[****]
[****]

P.A. No. 3219	SA-4	Page 2 of Exhibit A2(R1)
BOEING PROPRIETARY

Option Number	Title	[****] [****] AP Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
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[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
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[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 3219	SA-4	Page 3 of Exhibit A2(R1)
BOEING PROPRIETARY

Option Number	Title	[****] [****] AP Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 3219	SA-4	Page 4 of Exhibit A2(R1)
BOEING PROPRIETARY

Option Number	Title	[****] [****] AP Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 3219	SA-4	Page 5 of Exhibit A2(R1)
BOEING PROPRIETARY

Option Number	Title	[****] [****] AP Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
	TOTAL OPTIONS SUBJECT TO ESCALATION	[****]

P.A. No. 3219	SA-4	Page 6 of Exhibit A2(R1)
BOEING PROPRIETARY

[****]
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit EE2
to Purchase Agreement Number 3219

PA 3219	SA-4, EE2	Page | 1
BOEING PROPRIETARY

[****]
relating to
SUBSTITUTE 787-8 AIRCRAFT
1.    ENGINE ESCALATION.
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

PA 3219	SA-4, EE2	Page | 2
BOEING PROPRIETARY

[****]
[****]
[****]
[****]
[****]
NOTE:
(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]
(vi) [****]

PA 3219	SA-4, EE2	Page | 3
BOEING PROPRIETARY

2. Values to be Utilized in the Event of Unavailability.
2.1 [****]
2.2 [****]
2.3 [****]
2.4 [****]
NOTE:
(i) [****]

PA 3219	SA-4, EE2	Page | 4
BOEING PROPRIETARY

(ii) [****]
3. [****]
3.1 [****]
[****]
3.2 [****]

PA 3219	SA-4, EE2	Page | 5
BOEING PROPRIETARY